Exhibit No. 99.2


                                    GYRODYNE
                            COMPANY OF AMERICA, INC.

                           Annual Shareholder Meeting

                                December 7, 2006

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Forward-Looking Statements
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Statements made during the comments of Mr. Lamb, Mr. Maroney, the Board, management or other representatives of Gyrodyne, the PowerPoint presentation or otherwise at this meeting which relate to events or developments that are expected to occur in the future, including any discussion, expressed or implied, of anticipated future values, operating results or earnings, constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance and asset values, taking into account the information currently available to management. These statements are not statements of fact. Forward-looking statements involve risks and uncertainties that may cause actual results, asset values, performance or financial condition to differ materially from the expectations of future results, asset values, performance or financial condition we express or imply in any forward-looking statements. Certain risks and uncertainties that could contribute to these differences include, but are not limited to: the effect of economic or business conditions, including risks inherent in the condemnation proceeding and obtaining the amount being sought, the Long Island, NY and Palm Beach County, FL real estate markets, the ability to obtain additional capital and other risks detailed from time to time in our SEC reports.

The words "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," "intends," "plans," "strives," or "continue," the negative thereof, other variations or comparable terminology identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.


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Agenda
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     I.   Review of 2005 Annual Meeting

     II.  2006 Accomplishments

     III. Potential Value

     IV.  Questions


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     I.   Review of 2005 Annual Meeting




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Stated Corporate Objectives
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     o    Conversion to REIT status

     o Realize a shareholder liquidity event, in a reasonable amount of time, that maximizes shareholder value

     o Proceed towards a shareholder liquidity event in a thoughtful and orderly fashion

          -    Liquidity strategy, not a distressed liquidation

          -    No fire sales of assets

          -    Tax efficient actions

     o The Board believes that an immediate liquidation of the Company's assets at this time would not be in the best interest of our shareholders

     o    Consider credible outside offers


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     II.  2006 Accomplishments





                                       5
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REIT Conversion
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     o    Effective December 31, 2006, the Company will elect REIT status retroactive to May 1, 2006

     o    Operating income exempted from corporate tax

     o    Exempts appreciation of assets post-REIT election from corporate tax

     o    Maximizes after tax proceeds to Gyrodyne shareholders



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New York State Advance Payment
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     o    $26.3 million paid by NY State in March 2006

     o    The Company also received additional payment of $589,000 for interest

     o Potential tax bill of $8.5 million due if proceeds not re-invested under Section 1033 within three years

     o    Decision made to invest $8.85 million in Port Jefferson Professional
          Park

          -    Defers approximately $3.54 million in taxes



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Port Jefferson Professional Park
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     o    In October 2006, the Company announced an acquisition of ten buildings in the Port Jefferson Professional Park

     o    Aggregate 40,250 RSF with current occupancy of 97%

     o    Purchase price is $8.85 million and will be financed as follows:

          -    Assumption of $5.60 million mortgage at 5.75% interest rate

          - Investment of $3.25 million of equity from Advance Payment proceeds

     o    Implied NOI capitalization rate of approximately 7.5%



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68 Acres in Smithtown
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     o    The Company's post condemnation Flowerfield holdings of 68 acres consist of:

          - Approximately 55 acres of undeveloped land zoned light industrial and residential

          - Approximately 10 acres of land with approximately 130,000 rentable square feet suitable for office, engineering, manufacturing and warehouse use

          -    Approximately 3 acres of land zoned for residential use

     o Gyrodyne has received proposals in excess of the value sought in the condemnation litigation ($750,000 per acre)

     o The Company is finalizing plans to re-zone the property and will file during fourth quarter 2006



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Potential Additional Flowerfield Compensation
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     o    Lawyers, appraisers, consultants and advisors hired to conduct litigation

     o The Company filed a $158 million lawsuit in the New York Court of Claims in April 2006 to recover additional compensation resulting from the Flowerfield condemnation

     o    Response by New York State due May 2007



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Limited Partnership Interest in the Grove
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     o    During 2006, the Grove partnership filed a major development plan which is currently under review by state and local authorities

     o Based on independent third party appraisals rendered for the Grove partnership by Pinel Appraisal Services, Inc., the value of the Grove has shown a rapid appreciation in the past four years, including a 25% increase in the past year

                          Appraised Value of the Grove

                      [TRANSLATION OF BAR GRAPH INTO TEXT]

                             Year           Value
                             ----           -----
                             2003       $61 million
                             2004       $76 million
                             2005       $165 million
                             2006       $206 million



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Gyrodyne Stock Price Performance
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Gyrodyne Stock Price Performance: April 30, 2001 - April 30, 2006
Indexed Price: April 30, 2001 = 100

                              [LINE GRAPH OMITTED]



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     III. Potential Value





                                       13
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Potential Value of Gyrodyne's Assets (1)
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Asset                                       Total
-----------------------------------------------------
Advance Payment Proceeds (2)(3)          $26,315,000
68 Acres in Smithtown, NY (4)             51,000,000
Callery-Judge Grove (5)                   22,488,475
Condemnation Litigation (2)(4)           158,000,000
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Total                                   $257,803,475


Assumptions

(1) Excludes capital gains taxes on dispositions, time value of money, operating results and other fees and expenses.

(2)  Exludes future interest income.

(3) Includes $3.25 million of cash anticipated to fund the Port Jefferson Professional Park investment which is under contract and subject to due diligence.

(4)  Assumes price of $750,000 per acre.

(5) Based on June 30, 2006 3rd party appraisal. Excludes potential appreciation and GP compensation.


The above represents management's estimates of potential future asset values. There can be no assurance that such values will be attained. Future values cannot be predicted and are subject to several uncertainties, including changes in the economy and the real estate markets in which the Company's assets are located.


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     IV.  Questions





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